AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

SUPPLEMENT DATED DECEMBER 27, 2005 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2005

This Supplement updates the Statement of Additional Information (“SAI”) of AXA Enterprise Multimanager Funds Trust (“Trust”), dated March 1, 2005. You may obtain a copy of the SAI, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

Important Notice Regarding Change in Investment Policy

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Value Fund

Effective on or about March 1, 2006, the following changes for each of the AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund and AXA Enterprise Multimanager Value Fund (collectively, the “Funds”) will be implemented:

•	The second sentence under the heading “The Funds – Growth Fund” will be changed to state as follows:

Under normal circumstances, the fund intends to invest in equity securities of U.S. large capitalization companies.

•	The second sentence under the heading “The Funds – Core Equity Fund” will be changed to state as follows:

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including at least 65% of its total assets in equity securities of large capitalization companies.

•	The second sentence under the heading “The Funds – Value Fund” will be changed to state as follows:

Under normal circumstances, the fund intends to invest in equity securities of U.S. large capitalization companies.

•	Growth Fund and Value Fund are deleted from the last sentence under the heading “The Funds – Non-Fundamental Restrictions.”

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